As filed with the Securities and Exchange Commission on April 30, 2009

Registration Nos. 2-82976 and 811-03712

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933

Post-Effective Amendment No. 39 X

Registration Statement Under the Investment Company Act of 1940

Amendment No. 42 X

DRYDEN GOVERNMENT INCOME FUND, INC.

(Exact name of Registrant as Specified in Charter)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Address of Principal Executive Offices) (Zip Code)

(973) 367-7521

(Registrant's Telephone Number, including Area Code)

Deborah A. Docs, Esq.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

X immediately upon filing pursuant to paragraph (b)

_ on (____) pursuant to paragraph (b)

_ 60 days after filing pursuant to paragraph (a)(1)

_ on (____) pursuant to paragraph (a)(1)

_ 75 days after filing pursuant to paragraph (a)(2)

_ on (____) pursuant to paragraph (a)(2) of Rule 485

_ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

APRIL 30, 2009
PROSPECTUS
Dryden Government Income Fund, Inc.
FUND TYPE Government Securities OBJECTIVE High current return
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

RISK/RETURN SUMMARY

Table of Contents

3	RISK/RETURN SUMMARY
3	ABOUT THE FUND
3	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
4	PRINCIPAL RISKS
6	EVALUATING PERFORMANCE
9	FEES AND EXPENSES
9	EXAMPLES

12	HOW THE FUND INVESTS
12	INVESTMENT OBJECTIVES AND POLICIES
14	OTHER INVESTMENTS AND STRATEGIES
18	INVESTMENT RISKS

27	HOW THE FUND IS MANAGED
27	BOARD OF DIRECTORS
27	MANAGER
28	INVESTMENT SUBADVISER
28	PORTFOLIO MANAGERS
29	DISTRIBUTOR
29	DISCLOSURE OF PORTFOLIO HOLDINGS

30	FUND DISTRIBUTIONS AND TAX ISSUES
30	DISTRIBUTIONS
31	TAX ISSUES
32	IF YOU SELL OR EXCHANGE YOUR SHARES

34	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
34	HOW TO BUY SHARES
49	HOW TO SELL YOUR SHARES
52	HOW TO EXCHANGE YOUR SHARES

57	FINANCIAL HIGHLIGHTS
57	INTRODUCTION
58	CLASS A SHARES
59	CLASS B SHARES
60	CLASS C SHARES
61	CLASS R SHARES
62	CLASS Z SHARES

ABOUT THE FUND

This section highlights key information about Dryden Government Income Fund, Inc., which we refer to as the "Fund." Additional information follows this summary.

JennisonDryden Internet Website. Visit the Fund's website at www.jennisondryden.com, which provides timely news and information about the Fund and other JennisonDryden funds, the on-line education center to assist you in developing long-term investment strategies with your financial professional, and on-line access to information regarding your account balance.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund's investment objective is high current return. The Fund invests, under normal circumstances, at least 80% of its investable assets in U.S. Government securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund will provide 60 days' prior written notice to shareholders of a change in the 80% policy stated above.

The Fund may actively and frequently trade its portfolio securities. High portfolio turnover may result in higher transaction costs, which can affect the Fund's performance and may have adverse tax consequences.

The investment subadviser has a team of fixed-income professionals, including credit analysts and traders, with experience in many sectors of the U.S. and foreign fixed-income securities markets. In deciding which portfolio securities to buy and sell, the investment subadviser will consider economic conditions and interest rate fundamentals. The investment subadviser will also evaluate individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation, as well as credit quality, maturity and risk.

Some (but not all) of the U.S. Government securities and mortgage-related securities in which the Fund will invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S. Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), the Farmers Home Administration and the Export-Import Bank. Securities issued by other government entities that may be chartered or sponsored by Acts of Congress, in which the Fund may invest, are not

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backed by the full faith and credit of the United States and must rely on their own resources to repay the debt. These securities include, but are not limited to, obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae"), the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Farm Credit System, which depends entirely upon its own resources to repay its debt obligations. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will always do so.

Most, if not all, of the Fund's debt securities are "investment-grade." This means major rating services, like Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest quality grades. Debt obligations in the fourth highest grade are regarded as investment-grade, but have speculative characteristics and are riskier than higher rated securities. A rating is an assessment of the likelihood of timely repayment of interest and principal and can be useful when comparing different debt obligations. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind the current financial conditions of a company. We also may invest in obligations that are not rated, but that the investment subadviser believes are of comparable quality to the obligations described above.

While we make every effort to achieve the Fund's objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risks. In addition to the risks described herein, there is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. The Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency or instrumentality.

Debt Obligations. Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements.

Recent developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. In addition, broker-dealers and other market participants have been less wiling to make a market in some types of debt instruments,

4	Dryden Government Income Fund, Inc.

which has impacted the liquidity of those instruments. These developments may also have a negative effect on the broader economy. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.

Market Risk . Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual company performs, if financial markets go down, you could lose money.

Interest Rate Risk . The risk that the securities in which the Fund invests could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities generally are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. Certain types of debt obligations are also subject to prepayment and extension risk. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt obligations may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk."

U.S. Government and Agency Securities Risk . In addition to market risk, interest rate risk and credit risk, such securities may limit potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration ("FHFA"), a new independent regulatory agency, announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect

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that this conservatorship will have on the entities' debt and equities and on securities guaranteed by the entities is unclear.

Regulatory Risk . The Fund is subject to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities and other instruments in which the Fund invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws and regulations may materially impact the Fund, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of the Fund to achieve its investment objective, or may impact the Fund's investment policies and/or strategies, or may reduce the attractiveness of an investment.

There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time.

For more detailed information about the risks and strategies associated with the Fund, see "How the Fund Invests - Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

6	Dryden Government Income Fund, Inc.

Annual Total Returns % (Class B shares) 1

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver the annual returns would have been lower, too.

The return for the period from January 1, 2009 through March 31, 2009 is 1.62%.

BEST QUARTER:	WORST QUARTER:
5.58% (3rd quarter of 2002)	-2.69% (2nd quarter of 2004)

Average Annual Total Returns % (as of 12-31-08)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	-1.35	2.38	3.95	N/A
Class C shares	1.79	2.81	3.93	N/A
Class R shares	3.05	N/A	N/A	3.61
Class Z shares	3.56	3.59	4.67	N/A

Class B Shares %
Return Before Taxes	-2.45	2.36	3.74	N/A
Return After Taxes on Distributions	-3.50	1.15	2.16	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-1.61	1.30	2.22	N/A

Index (reflects no deduction for fees, expenses or taxes)
Barclays Capital Gov't Bond Index	12.39	6.06	6.16	N/A
Barclays Capital U.S. Aggregate ex-Credit Index	7.86	5.25	N/A	N/A
Lipper Average	7.27	4.18	4.68	N/A

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Notes to Average Annual Returns Table ° The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee for Class A, Class B, Class C, and Class R shares, the returns would have been lower.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
° The Barclays Capital Government Bond Index (Barclays Capital Gov't Bond Index) - an unmanaged index of securities issued or backed by the U.S. Government, its agencies and instrumentalities with between one and thirty years remaining to maturity - gives a broad look at how U.S. Government bonds with such maturities have performed. These returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. The Barclays Capital Gov't Bond Index returns since the inception for Class R shares is 6.76%. Source: Barclays Capital.
°The Barclays Capital U.S. Aggregate ex-Credit Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. These returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. The Barclays Capital U.S. Aggregate ex-Credit Index return since inception for Class R shares is 5.82%. Source: Barclays Capital.
° The Lipper Average is based on the average return of all mutual funds in the Lipper General U.S. Government Bond Fund Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of sales charges or taxes. The Lipper Average returns since inception for Class R shares is 4.85%. Source: Lipper Inc.
° Inception date for class R shares is 5-17-04.

8	Dryden Government Income Fund, Inc.

FEES AND EXPENSES

The tables below show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same Fund. Expenses are based on the Fund's expenses during its most recent fiscal year. Expenses may vary in future years.

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fees	None	None	None	None	None
Exchange fee	None	None	None	None	None
Small balance account fee	$15	$15	$15	None	None

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class R	Class Z
Management fees	.50	.50	.50	.50	.50
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.75	None
+ Other expenses	.19	.19	.19	.19	.19
= Total annual Fund operating expenses	.99	1.69	1.69	1.44	.69
- Fee waiver or expense reimbursement	.05	None	.25	.25	None
= Net annual Fund operating expenses	.94	1.69	1.44	1.19	.69

EXAMPLES

These examples are intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A, Class C and Class R shares, which is effective in this example for only the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$542	$746	$968	$1,604
Class B shares	672	833	1,018	1,725
Class C shares	247	508	894	1,977
Class R shares	121	431	763	1,703
Class Z shares	70	221	384	859

You would pay the following expenses on the same investment if you did not sell your shares:

Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$542	$746	$968	$1,604
Class B shares	172	533	918	1,725
Class C shares	147	508	894	1,977
Class R shares	121	431	763	1,703
Class Z shares	70	221	384	859

Notes to Fees and Expenses and Example Tables:
° Your broker may charge you a separate or additional fee for purchases and sales of shares.
° If the value of your Class A, B or C account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee" in the Statement of Additional Information.
° Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% if they sell these shares within 12 months of purchase. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential.
° The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
° The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
° The Distributor of the Fund has contractually agreed until June 30, 2010 to reduce its distribution and service (12b-1) fees for Class A shares, Class C shares and Class R shares to .25 of 1%, .75 of 1%, and .50 of 1%, respectively, of the average daily net assets of such share class.
°The management fee rate shown is based on the Fund's net assets as of the close of the Fund's fiscal year. The Fund's

10	Dryden Government Income Fund, Inc.

management fee schedule includes fee breakpoints which reduce the Fund's effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee rate. The Fund's management fee, as a percentage of daily net assets, is as follows: .50% of 1% up to $1 billion; .45% of 1% on the next billion; .35% of 1% on the next billion; and .30% of 1% over $3 billion.
°Other expenses presented in the Annual Fund Operating Expenses table include the expenses of any underlying portfolios in which the Fund may invest. Inclusion of such expenses may cause the Annual Fund Operating Expenses to differ from those set forth in the Financial Highlights tables of the Fund.

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HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is high current return. While we make every effort to achieve the Fund's objective, we can't guarantee success.

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its investable assets in U.S. Government securities. U.S. Government securities include debt obligations issued by the U.S. Treasury. Treasury securities are all backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not.

The Fund may also acquire U.S. Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes or bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

The Fund may also invest in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some (but not all) of these debt securities are backed by the full faith and credit of the U.S. Government. These include obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"), the Farmers Home Administration and the Export-Import Bank. Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae"), the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations. On September 7, 2008, the FHFA placed Fannie Mae and Freddie Mac into conservatorship and the U.S. Department of Treasury made a commitment to purchase mortgage-backed securities from the companies through December 2009. The U.S. Department of Treasury also entered into a new secured lending credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the Treasury will ensure that each company maintains a positive net worth. The Fund also may purchase debt obligations backed by the FDIC's Temporary Liquidity Guarantee Program ("TLGP"). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012 (or December 31, 2012, depending on when the debt was originally issued). This guarantee does not extend to shares of the Fund itself.

12	Dryden Government Income Fund, Inc.

The Fund has no limitations with respect to the maturities of portfolio securities in which it may invest.

The Fund invests in mortgage-related securities issued or guaranteed by U.S. governmental entities. The Fund may also invest in privately issued mortgage-related securities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government include GNMAs, and mortgage-related securities issued by agencies of the U.S. Government include FNMAs and debt securities issued by FHLMC. The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities. Privately issued mortgage-related securities are not guaranteed by U.S. governmental entities and generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default

Mortgage pass-through securities include collateralized mortgage obligations, real estate mortgage investment conduits, multi-class pass-through securities, stripped mortgage-backed securities and balloon payment mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A real estate mortgage investment conduit (REMIC) is a security issued by a U.S. Government agency or private issuer and secured by real property. REMICs consist of classes of regular interest, some of which may be adjustable rate, and a single class of residual interests. The Fund does not intend to invest in residual interests. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of a interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. The Fund may also invest in balloon payment mortgage-backed securities, which are amortizing mortgage securities offering payments of principal and interest, the last payment of which is predominantly principal.

The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly

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sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

Fixed and Adjustable Rate Debt Securities. The Fund is permitted to invest in both fixed and adjustable rate debt securities. Fixed rate debt securities are securities that have an interest rate that is set at the time the security is issued. Adjustable rate debt securities are securities that have an interest rate that is adjusted periodically based on the market rate at a specified time. The value of adjustable rate debt securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable rate debt securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate, resulting in a lower net asset value for the Fund until the coupon resets to market rates.

The Fund may also invest its assets in shares of affiliated money market funds or open-ended short term bond funds with a portfolio maturity of three years or less.

For more information, see "Investment Risks" below and the Fund's Statement of Additional Information. The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund (the Board) can change investment policies of the Fund that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following non-principal investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Zero Coupon Bonds . The Fund may invest in zero coupon bonds. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value).

When-Issued and Delayed-Delivery Securities. The Fund may purchase securities, including money market obligations, municipal bonds or other obligations on a when-issued or delayed-delivery basis. When the Fund makes this type of purchase, the price

14	Dryden Government Income Fund, Inc.

and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

Derivative Strategies . The Fund may use various derivative strategies to try to improve the Fund's returns. The Fund may also use hedging techniques to try to protect the Fund's assets. The Fund cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, interest rate futures contracts, foreign currency forward contracts, options, options on futures, indexed and inverse floating rate securities, forward exchange transactions and various types of swaps — involves costs and can be volatile. With derivatives, the Fund tries to predict if the underlying investment – a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. The Fund may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives. The Fund will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives the Fund may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission (the Commission).

Futures Contracts and Related Options . The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Swap Transactions . The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

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Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

Options. The Fund may purchase and sell put and call options on securities, swaps, and currencies and financial indices traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities, swaps or currencies in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes, U.S. government securities, foreign government securities, swaps and foreign currencies. The Fund will sell only covered options. Covered options are described in the SAI.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve the Fund's investment objective, but can help to preserve the Fund's assets. The use of temporary defensive investments is inconsistent with the Fund's investment objective.

Money Market Instruments. The Fund may, under normal circumstances, invest up to 20% of its investable assets in money market instruments, including commercial paper of U.S. companies, short-term obligations of banks, certificates of deposit, banker's acceptances and other obligations of domestic and foreign banks, and short-term obligations issued or guaranteed by the U.S. government or its agencies. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. Investments in money market instruments for coverage purposes will be excluded in calculating the 20%. The Fund will only purchase money market instruments in one of the two highest short-term quality ratings of a major rating service.

Asset-Backed Securities. The Fund may invest up to 20% of investable assets in privately issued asset-backed securities. An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as mortgages, automobile loans or credit card receivables.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Reverse Repurchase Agreements. The Fund may use reverse repurchase agreements, where the Fund sells a security with an obligation to repurchase it at an agreed-upon

16	Dryden Government Income Fund, Inc.

price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known asleverage , could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

Foreign Fixed Income Securities. The Fund may invest in foreign fixed income securities (including money market and other fixed income securities issued by foreign governments, supranational organizations, foreign branches of U.S. banks, or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar, as long as such securities are rated at least single A by Moody's or S&P (or if unrated, of comparable quality in the subadviser's judgment), and only if, after making that investment, all such investments would make up less than 10% of the Fund's investable assets (determined at the time of investment).

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (the Fund can lend up to 33 1⁄3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

Portfolio Turnover. As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturity or expiration date at acquisition was one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. The portfolio turnover rates for the Fund are shown in the table below.

Portfolio Turnover (fiscal years ended 2-28/29)
2009	2,216%
2008	2,676
2007	837

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INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

18	Dryden Government Income Fund, Inc.

U.S. Government and agency securities
Risks	Potential Rewards

  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

  Limits potential for capital appreciation.

  Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. government securities). The lower a bond's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.

  Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. This can lead to price volatility.

  May preserve the Fund's assets.

  A source of regular interest income.

  Generally more secure than lower quality debt securities and generally more secure than equity securities.

  Principal and interest may be guaranteed by the U.S. government.

  If interest rates decline, long-term yields should be higher than money market yields.

  Bonds have generally outperformed money market instruments over the long term.

  Most bonds rise in value when interest rates fall.

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Mortgage-related securities
Risks	Potential Rewards

  Prepayment risk - the risk that the underlying mortgages may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding securities.

  Credit risk - the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. This can lead to price volatility.

  A source of regular interest income.

  The U.S. Government guarantees interest and principal payments on certain securities.

  May benefit from security interest in real estate collateral.

  Pass-through instruments provide greater diversification than direct ownership of loans.

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Reverse repurchase agreements and dollar rolls
Risks	Potential Rewards

  Risk that the counterparty may fail to return securities in a timely manner or at all.

  May magnify underlying investment losses.

  Investment costs may exceed potential underlying investment gains.

  Leverage risk - the risk that the market value of the securities purchased with proceeds of the sale declines below the price of the securities the Fund must repurchase.

May magnify underlying investment gains.

Zero coupon bonds
Risks	Potential Rewards
Typically subject to greater volatility and less liquidity in adverse markets than other debt securities. See credit risk and market risk.	Value rises faster when interest rates fall.

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When-issued and delayed-delivery securities
Risks	Potential Rewards

  Value of securities may decrease before delivery occurs.

  Broker-dealer may become insolvent prior to delivery.

  If the security is not issued, or the counter-party fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

May enhance investment gains.

Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures, forwards, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counterparty to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage could magnify losses.

  Certain types of derivatives involve costs to the Fund that can reduce returns.

  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

22	Dryden Government Income Fund, Inc.

Money market instruments
Risks	Potential Rewards

  Limits the Fund's potential for capital appreciation and achieving its objective.

  Credit risk (which is less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which is less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve the Fund's assets.

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Asset-Backed Securities
Risks	Potential Rewards

  Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Prepayment risk - the risk that the underlying debt instruments may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding debt instruments.

  Extension risk - the risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bonds insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. This can lead to price volatility.

  A potential source of regular interest income.

  Prepayment risk is generally lower than with mortgage-related securities.

  Pass-through instruments may provide greater diversification than direct ownership of loans.

  May offer higher yield due to their structure than other instruments.

24	Dryden Government Income Fund, Inc.

Principal & Non-Principal Strategies

  U.S. Government and agency securities: Up to 100%; at least 80%

  Mortgage-related securities: Percentage varies; up to 100% in U.S. Government-backed securities

  Reverse repurchase agreements and dollar rolls: Percentage varies

  Zero coupon bonds: Up to 15%

  When-issued and delayed-delivery securities: Percentage varies

  Derivatives: Up to 25% of net assets (including swaps)

  Money market instruments: Up to 20%; up to 100% on a temporary basis

  Asset-backed securities: Up to 20%

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HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended February 28, 2009, the Fund paid PI an effective management fee rate of .50% of the Fund's average daily net assets for all share classes.

PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of February 28, 2009, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $71.9 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment subadviser(s).

PI and the Fund operate under an exemptive order (the Order) from the Commission that generally permits PI to enter into or amend agreements with investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers or material amendments to subadvisory agreements pursuant to the Order.

A discussion of the basis for the Board's approvals of the Fund's management and subadvisory agreements is available in the Fund's semi-annual report to shareholders, which is available at the end of October each year.

26	Dryden Government Income Fund, Inc.

INVESTMENT SUBADVISER

Prudential Investment Management, Inc. (PIM) has served as an investment adviser to Prudential Financial, Inc. (Prudential Financial) since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

Prudential Fixed Income Management (PFIM) is the principal public fixed income asset management unit of PIM and is the unit of PIM that provides investment advisory services to the Fund. PFIM is responsible for advising the fixed income segment of the Fund. The PFIM portfolio managers responsible for the day-to-day advisory of the fixed income segment are listed below.

PORTFOLIO MANAGERS

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for Prudential Fixed Income Management. He is responsible for the Liquidity Sector Teams, which include the US Government, Mortgage, and Structured Product Sector Team, as well as the Money Market and Municipal Sector Teams. He also leads the Global Team and is a portfolio manager for liability driven investment strategies and a fixed income broad market mutual fund portfolio. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Prior to that, Mr. Tipp was a senior staff analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.

Craig Dewling is Managing Director and Head of the US Government, Mortgage, and Structured Product Sector Team at Prudential Fixed Income Management. In this role, Mr. Dewling has portfolio management and trading oversight for US Treasuries and government agency securities, mortgage-backed securities, structured product securities, and interest rate derivative transactions, for all strategies, products, and distribution channels. He is also a senior portfolio manager for US Government, mortgage-backed securities, and insurance strategies, and is a sector portfolio manager for multi-sector fixed income portfolios. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for Prudential's proprietary accounts, specializing in US Treasuries and agencies. Mr. Dewling joined Prudential Financial in 1987 in the Securities Systems Group. Mr. Dewling received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.

Richard Piccirillois Principal and Portfolio Manager for the US Government, Mortgage, and Structured Product Team at Prudential Fixed Income Management. Mr. Piccirillo has specialized in mortgage-backed securities since joining Prudential Financial in

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1993. Mr. Piccirillo also specializes in structured products. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as an analyst at Smith Barney, assisting in overseeing the fixed income trading desks for the planning and analysis department. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

The table below sets forth the starting dates on which the Fund's Portfolio Managers commenced serving as a Portfolio Manager for the Fund:

Portfolio Manager Starting Service Dates
Robert Tipp, CFA	November 2003
Craig Dewling	April 2007
Richard Piccirillo	November 2003

Additional information about the Portfolio Managers, their compensation, other accounts that they manage and ownership of securities in the Fund may be found in the SAI.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act of 1940 (the 1940 Act) with respect to each of the Class A, Class B, Class C and Class R Shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, Class B, Class C and Class R Shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees — known as 12b-1 fees — are shown in the "Fees and Expenses" tables.

Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website.

28	Dryden Government Income Fund, Inc.

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of ordinary income and capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live. Certain distributions may be exempt from state and local income tax, depending on the laws in the state in which you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends to shareholders out of any net investment income, plus short-term capital gains.

For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund. Corporate shareholders generally are not eligible for the 70% dividends-received deduction on dividends paid by the Fund. In addition, dividends from the Fund will not qualify for the preferential rates of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund holds the asset—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2011, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to non-corporate U.S. shareholders. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

For your convenience, distributions of dividends and net capital gains are automatically reinvestedin the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the

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distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see the next section.

The chart below sets forth the frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Fund Distribution Schedule
Dividends	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done

30	Dryden Government Income Fund, Inc.

well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, and 20% thereafter, for shares held for more than one year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy

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and sell — or exchange — Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares — which happens automatically approximately seven years after purchase — is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see "Class B Shares Automatically Convert to Class A Shares" in the next section.

32	Dryden Government Income Fund, Inc.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B, Class C, and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%. (The CDSC is waived for certain retirement and/or benefit plans).

  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

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When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

  The different sales charges that apply to each share class — Class A's front-end sales charge (and in certain instances, CDSC) vs. Class B's CDSC vs. Class C's lower CDSC.

  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

  Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

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	Class A	Class B	Class C	Class R	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	None	None
Minimum amount for subsequent purchases	$100	$100	$100	None	None
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC)	1%	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5) 1%(Yr.6) 0%(Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1% (.25 of 1% currently)	1% up to $3 billion, .55 of 1% next $1 billion, and .25 of 1% over $4 billion	1% (.75 of 1% currently)	.75 of 1% (.50 of 1% currently)	None

Notes to Share Class Comparison Table ° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000, and subsequent investments through newly-established AIP accounts must be at least $1,200 annually. Initial purchases into established AIP accounts only need to be greater than $100.
° If the value of your Class A, Class B or Class C account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) AIP accounts or employee savings plan accounts. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee" in the Statement of Additional Information.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for certain retirement or benefit plans.
° Distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A, Class B, Class C and Class R shares will pay a service fee of .25 of 1%. The distribution fee for Class A and Class R shares is limited to .30 of 1% (including up to .25 of 1% service fee) for Class A shares and .75 of 1% (including the .25 of 1% service fee) for Class R shares. In addition to the service fee, Class B shares pay a distribution fee of .75 of 1% up to $3 billion, .55 of 1% of the next billion, and .25 of 1% over $4 billion and Class C shares pay a distribution fee of .75 of 1%.
°For the period ending June 30, 2010, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A, Class C and Class R shares to .25 of 1%, .75 of 1% and .50 of 1% of the average daily net assets of Class A, Class C and Class R shares, respectively.

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Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.

** For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and over, the dealer reallowance is 0.25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation , which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;

  Sign a Letter of Intent , stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden mutual funds within 13 months; or

  Use your Combined Purchase and Cumulative Purchase Privilege , which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden mutual funds that you or the group are purchasing at the same time.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);

  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);

36	Dryden Government Income Fund, Inc.

  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian ( e.g., UGMAs and UTMAs);

  Accounts in the name and TINs of your parents;

  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;

  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and

  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:

  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or

  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge) as of the previous business day; and

  for Class B, C, F, M, R, X, Y and Z shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Not all share classes may be offered by your Fund. In addition, Class L, M and X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other JennisonDryden funds.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you

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must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multiemployer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at net asset value for group retirement plans will depend upon the policies of your financial intermediary

38	Dryden Government Income Fund, Inc.

and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

The JennisonDryden mutual funds and Prudential Trust Company, the custodian for the 403(b) participant custodial accounts, have collectively decided to discontinue offering participant-directed 403(b) custodial accounts. Contributions for investment into participant-directed 403(b) custodial accounts for which Prudential Trust Company serves as the custodian under the employer's written plan are no longer accepted. Contributions received after December 31, 2008 on your behalf from your employer will be returned to your employer. This change does not affect any investments you may have under a 403(b) annuity contract with Prudential Retirement Services. Future investment through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden mutual funds, and the investment subadvisers of the JennisonDryden mutual funds;

  persons who have retired directly from active service with Prudential or one of its subsidiaries;

  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

  investors in Individual Retirement Accounts (IRAs), provided that (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the IRA is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge.
The Fund also makes available free of charge, on the Fund's website at
www.jennisondryden.com, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or

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avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

Qualifying for Class R Shares
Group Retirement Plans . Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.

Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's transfer agent. Please contact the transfer agent at (800) 225-1852 for further details.

Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

40	Dryden Government Income Fund, Inc.

  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers,investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

The JennisonDryden mutual funds and Prudential Trust Company, the custodian for the 403(b) participant custodial accounts, have collectively decided to discontinue offering participant-directed 403(b) custodial accounts. Contributions for investment into participant-directed 403(b) custodial accounts for which Prudential Trust Company serves as the custodian under the employer's written plan are no longer accepted. Contributions received after December 31, 2008 on your behalf from your employer will be returned to your employer. This change does not affect any investments you may have under a 403(b) annuity contract with Prudential Retirement Services. Future investment through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option.

The JennisonDryden mutual funds and Prudential Trust Company, the custodian for the 403(b) participant custodial accounts, have collectively decided to discontinue offering participant-directed 403(b) custodial accounts. Effective January 1, 2009, the Fund will no longer accept contributions for investment into participant-directed 403(b) custodial accounts for which Prudential Trust Company serves as the custodian under the employer's written plan. Contributions received after December 31, 2008 on your behalf from your employer will be returned to your employer. This change does not affect any investments you may have under a 403(b) annuity contract with Prudential Retirement. Future investment in the Fund through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option.

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Other Types of Investors . Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds;

  Prudential, with an investment of $10 million or more; and

  Qualified state tuition programs (529 plans).

How Financial Services Firms are Compensated for Selling JennisonDryden Mutual Funds

JennisonDryden Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells JennisonDryden Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each JennisonDryden Mutual Fund is managed by the Manager.

Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm, may sell shares of a JennisonDryden Mutual Fund to you, or to a retirement plan in which you participate.

12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular JennisonDryden mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the JennisonDryden mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the JennisonDryden mutual fund.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager, Distributor, or their affiliates may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's, Distributor's, or affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1 under the 1940 Act. The Manager, Distributor, or their affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

42	Dryden Government Income Fund, Inc.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager, Distributor or their affiliates may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager, Distributor and/or their affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager, Distributor and their affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager, Distributor and/or their affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager, Distributor and/or their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In

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addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms may be paid by the Manager, Distributor and/or their affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager, Distributor and/or their affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees . In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager, Distributor, or their affiliates also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund shall not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Class B Shares Convert to Class A Shares After Approximately Seven Years

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If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly for Class B shares, not on the anniversary date of your purchase.

If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion. For more information, see the SAI.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

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With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based on, among other things, events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

46	Dryden Government Income Fund, Inc.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund? For Class A and Class L shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. Distributions of $10.00 or less may not be paid out in cash, but may be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan. You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your

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plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until obtain information from your employer.

As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an

48	Dryden Government Income Fund, Inc.

event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

  You are selling more than $100,000 of shares;

  You want the redemption proceeds made payable to someone that is not in our records;

  You want the redemption proceeds sent to some place that is not in our records; or

  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,

  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and

  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The CDSC is 1% for Class C shares — which is applied to shares sold within 12 months of purchase. The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

Waiver of the CDSC — Class B Shares
The CDSC will be waived if the Class B shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;

  To provide for certain distributions — made without IRS penalty — from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and

  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would be responsible for any tax consequences associated with owning the securities.

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Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI. If the value of your account is less than $2,500, a $15 annual small account maintenance fee will be deducted from your account, and any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. For more information, see "Fees and Expenses" in this prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Account Maintenance Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund and share class without paying an initial sales charge. For Class B shares, if you paid a CDSC when you redeemed your Class B shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden mutual funds — including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the JennisonDryden mutual fund family, but you can't exchange Class A shares for Class B, Class C, Class F, Class L, Class M, Class X, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. After an exchange, at

50	Dryden Government Income Fund, Inc.

redemption, the CDSC will be calculated from the date of the initial purchase, excluding any time Class B or Class C shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges. If, however, you exchange — and then sell — shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the Class B and Class C shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

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The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If t occurs, the shareholder's account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential money market funds are excluded from this policy. In addition, the policy does not apply to the JennisonDryden Asset Allocation Funds, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the JennisonDryden fund family.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by

52	Dryden Government Income Fund, Inc.

Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your

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redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

54	Dryden Government Income Fund, Inc.

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate the Fund's financial performance for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.

The information in the following tables have been derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified.

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CLASS A SHARES

Class A Shares (fiscal years ended 2-28/29)

Per Share Operating Performance	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$8.94	$8.83	$8.88	$9.04	$9.30
Income from investment operations:
Net investment income	.30	.36	.37	.34	.34
Net realized and unrealized gain (loss) on investment transactions	(.15)	.12	(.02)	(.13)	(.22)
Total from investment operations	.15	.48	.35	.21	.12
Less Dividends:
Dividends from net investment income	(.31)	(.37)	(.40)	(.37)	(.38)
Net asset value, end of year	$8.78	$8.94	$8.83	$8.88	$9.04
Total Return (a)	1.73%	5.60%	4.03%	2.33%	1.29%

Ratios/Supplemental Data	2009	2008	2007	2006	2005
Net assets, end of year (000)	$562,826	$645,050	$733,190	$789,162	$830,603
Average net assets (000)	$608,533	$659,266	$745,577	$811,520	$854,446
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees (b)	.94%	.98%	.98%	.97%	.95%
Expenses, excluding distribution and service (12b-1) fees	.69%	.73%	.73%	.72%	.70%
Net investment income	3.48%	4.15%	4.24%	3.78%	4.09%
Portfolio turnover rate	2216%	2676%	837%	597%	611%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and include reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(c)Does not include expenses of the underlying funds in which the Fund invests.

56	Dryden Government Income Fund, Inc.

CLASS B SHARES

Class B Shares (fiscal years ended 2-28/29)

Per Share Operating Performance	2009	2008	2007	2006	2005
Net asset value, Beginning of Year	$8.95	$8.84	$8.89	$9.06	$9.31
Income from investment operations:
Net investment income	.23	.30	.30	.27	.27
Net realized and unrealized gain (loss) on investment transactions	(.15)	.12	(.02)	(.14)	(.21)
Total from investment operations	.08	.42	.28	.13	.06
Less Dividends:
Dividends from net investment income	(.24)	(.31)	(.33)	(.30)	(.31)
Net asset value, end of year	$8.79	$8.95	$8.84	$8.89	$9.06
Total Return (a)	.98%	4.81%	3.25%	1.46%	.65%

Ratios/Supplemental Data	2009	2008	2007	2006	2005
Net assets, end of year (000)	$38,126	$55,104	$64,920	$89,585	$123,178
Average net assets (000)	$44,738	$57,319	$73,818	$105,681	$138,570
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	1.69%	1.73%	1.73%	1.72%	1.70%
Expenses, excluding distribution and service (12b-1) fees	.69%	.73%	.73%	.72%	.70%
Net investment income	2.73%	3.40%	3.50%	3.02%	3.34%

(a) Calculations are based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.
(d) As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund's net operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class B. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment loss ratios would be 2.53%, 1.53%, and (1.47)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49%, and (1.51)%, respectively, for the year ended February 29, 2008.

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CLASS C SHARES

Class C Shares (fiscal years ended 2-28/29)

Per Share Operating Performance	2009	2008	2007	2006	2005
Net asset value, Beginning of Year	$8.96	$8.85	$8.89	$9.06	$9.31
Income from investment operations:
Net investment income	.26	.32	.32	.29	.29
Net realized and unrealized gain (loss) on investment transactions	(.15)	.12	(.01)	(.14)	(.21)
Total from investment operations	.11	.44	.31	.15	.08
Less Dividends:
Dividends from net investment income	(.27)	(.33)	(.35)	(.32)	(.33)
Net asset value, end of year	$8.80	$8.96	$8.85	$8.89	$9.06
Total Return (a)	1.23%	5.06%	3.62%	1.71%	.90%

Ratios/Supplemental Data	2009	2008	2007	2006	2005
Net assets, end of year (000)	$17,295	$10,548	$9,760	$11,597	$14,675
Average net assets (000)	$12,733	$9,285	$10,601	$13,109	$18,930
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees (b)	1.44%	1.48%	1.48%	1.47%	1.45%
Expenses, excluding distribution and service (12b-1) fees	.69%	.73%	.73%	.72%	.70%
Net investment income	2.96%	3.64%	3.75%	3.27%	3.59%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(c)Does not include expenses of the underlying funds in which the Fund invests.

58	Dryden Government Income Fund, Inc.

CLASS R SHARES

Class R Shares (fiscal years ended 2-28/29)

Per Share Operating Performance	2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$8.95	$8.84	$8.88	$9.05	$8.99
Income from investment operations:
Net investment income	.28	.34	.37	.32	.25
Net realized and unrealized gain (loss) on investment transactions	(.15)	.12	(.04)	(.15)	.10
Total from investment operations	.13	.46	.33	.17	.35
Less Dividends:
Dividends from net investment income	(.29)	(.35)	(.37)	(.34)	(.29)
Net asset value, end of period	$8.79	$8.95	$8.84	$8.88	$9.05
Total Return (b)	1.49%	5.34%	3.78%	2.06%	3.89%

Ratios/Supplemental Data	2009	2008	2007	2006	2005(a)
Net assets, end of period (000)	$2,028	$783	$730	$2,585 (d)	$2,535 (d)
Average net assets (000)	$1,328	$505	$225	$2,562 (d)	$1,642 (d)
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees (c)	1.19%	1.23%	1.23%	1.22%	1.20% (e)
Expenses, excluding distribution and service (12b-1) fees	.69%	.73%	.73%	.72%	.70% (e)
Net investment income	3.22%	3.86%	3.96%	3.51%	4.01% (e)

(a) Commencement of operations (May 17, 2004 through February 28, 2005).
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% on the average daily net assets of the Class R shares.
(d) Figure is actual and not rounded to the nearest thousand.
(e) Annualized
(f)Does not include expenses of the underlying funds in which the Fund invests.

Visit our website at www.jennisondryden.com	59

CLASS Z SHARES

Class Z Shares (fiscal years ended 2-28/29)

Per Share Operating Performance	2009	2008	2007	2006	2005
Net asset value, Beginning of Year	$8.92	$8.81	$8.86	$9.02	$9.28
Income from investment operations:
Net investment income	.33	.39	.39	.36	.36
Net realized and unrealized gain (loss) on investment transactions	(.16)	.11	(.02)	(.13)	(.22)
Total from investment operations	.17	.50	.37	.23	.14
Less Dividends:
Dividends from net investment income	(.33)	(.39)	(.42)	(.39)	(.40)
Net asset value, end of year	$8.76	$8.92	$8.81	$8.86	$9.02
Total Return (a)	1.98%	5.87%	4.29%	2.58%	1.54%

Ratios/Supplemental Data	2009	2008	2007	2006	2005
Net assets, end of year (000)	$102,905	$108,618	$106,972	$98,073	$91,618
Average net assets (000)	$106,949	$106,827	$104,606	$92,789	$85,837
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	.69%	.73%	.73%	.72%	.70%
Expenses, excluding distribution and service (12b-1) fees	.69%	.73%	.73%	.72%	.70%
Net investment income	3.73%	4.40%	4.50%	4.04%	4.36%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)Does not include expenses of the underlying funds in which the Fund invests.

60	Dryden Government Income Fund, Inc.

FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.jennisondryden.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 778-8769

  E-DELIVERY To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the view/change option at the website address above.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Dryden Government Income Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PGVAX	PBGPX	PRICX	JDRVX	PGVZX
CUSIP	26243M103	26243M202	26243M301	26243M509	26243M400

MF128A	The Fund's Investment Co. Act File No. 811-03712

Dryden Government Income Fund, Inc.

APRIL 30, 2009

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) of Dryden Government Income Fund, Inc. (the Fund) is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated April 30, 2009, and can be obtained, without charge, by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-1852. The Fund's Prospectus is incorporated by reference into this SAI.

The Fund's audited financial statements are incorporated into this SAI by reference to the Fund's 2009 Annual Report (File No. 811-3712). You may request a copy of the Annual Report at no charge by calling (800) 225-1852 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

MF128B

PART I

Table of Contents

3	PART I
3	INTRODUCTION
3	FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES
3	INVESTMENT RISKS AND CONSIDERATIONS
21	INVESTMENT RESTRICTIONS
23	INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
29	MANAGEMENT & ADVISORY ARRANGEMENTS
34	OTHER SERVICE PROVIDERS
34	INFORMATION ON SALES CHARGES & DISTRIBUTION-RELATED EXPENSES
37	COMPUTATION OF OFFERING PRICE PER SHARE
38	PORTFOLIO TRANSACTIONS & BROKERAGE
40	ADDITIONAL INFORMATION
41	PRINCIPAL SHAREHOLDERS
41	FINANCIAL STATEMENTS

42	PART II
42	PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
46	NET ASSET VALUE
48	SHAREHOLDER SERVICES
50	TAXES, DIVIDENDS AND DISTRIBUTIONS
57	DISCLOSURE OF PORTFOLIO HOLDINGS
59	PROXY VOTING
59	CODES OF ETHICS
60	APPENDIX I: DESCRIPTION OF BOND RATINGS
64	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISER

INTRODUCTION

This SAI sets forth information about Dryden Government Income Fund, Inc. (the Fund). It provides additional information about the Fund's Board of Directors, the advisory services provided to and the management fees paid by the Fund, and information about other fees paid by and services provided to each Fund. This SAI also provides information about the investment policies and other investment information relevant to the Fund.

FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES

Dryden Government Income Fund, Inc. is a diversified, open-end management investment company.

The Fund will seek to achieve its investment objective of high current return primarily by investing in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds, strips and other debt securities issued by the U.S. Treasury, and obligations including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities. These guarantees apply only to the payment of principal and interest on these securities and do not extend to the securities' yield or value, which are likely to vary with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. As discussed below, some of the U.S. Government securities and mortgage-related securities in which the Fund will invest are guaranteed by the U.S. Government, while securities issued by other government entities that may be chartered or sponsored by Acts of Congress, in which the Fund may invest, are not guaranteed by the United States and must rely on their own resources to repay the debt. The Fund will also write covered call options and covered put options and purchase put and call options. Under normal circumstances, at least 80% of the investable assets of the Fund will be invested in U.S. Government securities. The term "investable assets" in this SAI refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. U.S. Government securities which are purchased pursuant to repurchase agreements or on a when-issued or delayed-delivery basis will be treated as U.S. Government securities for purposes of this calculation.

High current return means the return received from interest income from U.S. Government and other debt securities and from net gains realized from sales of portfolio securities. The Fund may also realize income from premiums from covered put and call options written by the Fund on U.S. Government securities as well as options on futures contracts on U.S. Government securities, options on securities indexes and net gains from closing purchase and sales transactions with respect to these options. The writing of options on U.S. Government securities, options on futures contracts on U.S. Government securities and options on securities indexes may limit the Fund's potential for capital gains on its portfolio. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. There can be no assurance that the Fund's investment objective will be achieved.

Portfolio Turnover. The portfolio turnover rate for the Fund significantly increased during the fiscal year ended February 28, 2008 in comparision with the prior fiscal year and remained at such heightened levels for the fiscal year ended February 28, 2009. The financial highlights for the Fund, which appear in the back of the Prospectus, sets forth the portfolio turnover rates for the Fund for each of the past five fiscal years. The increase in the Fund's portfolio turnover rate for the fiscal years ended February 28, 2008 and 2009 is explained by the fact that the Fund's subadviser increased the amount and frequency of portfolio trades in order to benefit from short term discrepancies in price movements between similar securities. The subadviser undertook this strategy in order to attempt to improve the Fund's returns with limited risk.

The following section discusses certain types of investments and investment strategies that the Fund may use, including explanations of these investments and investment strategies, as well as the risks and considerations associated with these investments and investment strategies. The Fund also may invest from time to time in certain types of investments and investment strategies that are not discussed or otherwise identified.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that the Fund may use and the risks and considerations associated with those investments and investment strategies. Please also see the Prospectus and the "Fund Classification, Investment Objectives & Policies" section of this SAI, which discuss the Fund's principal investment objective(s) and identifies certain of the non-principal investments and strategies that may be used.

In this section the term "Manager" includes the Fund's subadviser.

3

ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments include collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under state or federal securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act). In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ASSET-BASED SECURITIES. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. For the purposes of a Fund's investment policies, these securities are referred to as "asset-based securities." The Fund will purchase asset-based securities only if they are rated, or are issued by issuers that have outstanding debt obligations rated investment grade (i.e., AAA, AA, A or BBB by Standard & Poor's ("S&P") or Fitch Ratings Ltd. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's) or of issuers that the Manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered "investment grade," may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset.

The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior

Dryden Government Income Fund, Inc. 4

to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

BORROWING AND LEVERAGE. The Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage".

The Fund may borrow from time to time, at the investment adviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

CERTIFICATES OF DEPOSIT. The Federal Deposit Insurance Corporation and the Federal Savings and Loan Insurance Corporation, which are agencies of the United States Government, insure the deposits of insured banks and savings and loan associations, respectively, up to $250,000 per depositor. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit (CDs) in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, such CDs must currently be limited to $250,000 per bank or savings and loan association. Interest on such CDs is not insured.

CUSTODIAL RECEIPTS. Obligations issued or guaranteed as to principal and interest by the U.S. government, foreign governments or semi-governmental entities may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds. Typically, custodial receipts have their unmatured interest coupons separated ("stripped") by their holder. Having separated the interest coupons from the underlying principal of the government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. CATS and TIGRs are not considered U.S. government securities by the staff of the Commission. Such notes and bonds are held in custody by a bank or a brokerage firm on behalf of the owners. The Fund will not invest more than 5% of its assets in such custodial receipts.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and

5

there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.

DERIVATIVES. The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use Derivatives for hedging purposes. The Fund may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Fund may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

A discussion of the risk factors relating to Derivatives is set out in the sub-section entitled "Risk Factors Involving Derivatives."

HEDGING . Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

There can be no assurance that the Fund's hedging strategies will be effective or that hedging transactions will be available to a Fund. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so.

INDEXED AND INVERSE SECURITIES. The Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, the Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.)

The Manager recently reevaluated the financial statement presentation of certain inverse securities, which are commonly referred to as inverse floaters, under the provisions of Statement of Financial Accounting Standards No. 140 ("FAS 140"). The application of the provisions of FAS 140 entailed a reclassification of transactions in which a Fund sells a municipal bond to a special purpose trust in order to create an inverse floater which the Fund receives from such trust in a financing transaction. The trust also issues floating rate notes to third parties. The Fund receives interest payments on inverse floaters that bear an inverse relationship to the interest paid on the floating rate notes. These transactions were previously classified as a sale for financial statement presentation purposes. While such inverse floaters expose the Fund to leverage risk, they do not constitute borrowings for purposes of the Fund's restrictions on borrowings. Inverse floaters otherwise acquired by the Fund are not currently subject to this reevaluation under FAS 140.

Future financial statements for a Fund will reflect the application of the provisions of FAS 140, regardless of materiality. Pursuant to FAS 140, the Fund will record interest on the full amount of the municipal bonds held in the special purpose trusts as interest income and the Fund also will record the interest to holders of the floating rate certificates and fees associated with the trust as interest expense in the Statement of Operations. This change will cause the Fund's expense ratio to increase. However, neither the Fund's net income nor its distributions to shareholders are impacted since the increase in interest expense will be offset by a corresponding

Dryden Government Income Fund, Inc. 6

amount of increased income on the bonds now deemed to be owned by the Fund (instead of only the interest the Fund received on the inverse floater certificates it held directly).

To the extent that a Fund owns such inverse floaters as of the financial reporting period end, another important change pursuant to FAS 140 is that the Fund's gross assets would increase by the par amount of the floating rate certificates issued by the affected special purpose trusts, with a corresponding increase in the Fund's liabilities. The Fund's net assets and net asset value per share should not be affected by this change in accounting because the increase in gross assets will be offset by a corresponding increase in liabilities.

SWAP AGREEMENTS. The Fund may enter into swap transactions, including but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of Derivative. Derivatives are further discussed in the sub-sections entitled "Derivatives" and "Risk Factors Involving Derivatives."

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the Manager and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines approved by the Fund's Board).

Unless otherwise noted, the Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least

7

one credit rating at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

TOTAL RETURN SWAP AGREEMENTS. The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Unless otherwise noted, the Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of U.S. Treasury securities or an index representative of short term interest rates.

TYPES OF OPTIONS. The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

CALL OPTIONS. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has established cover by segregating liquid instruments on its books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the

Dryden Government Income Fund, Inc. 8

underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

PUT OPTIONS. The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return.

FUTURES. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund's assets that can be segregated.

9

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" promulgated by the Commodity Futures Trading Commission (the "CFTC") under the CEA and the Fund is operated so as not to be deemed to be a "commodity pool" under the regulations of the CFTC.

FOREIGN EXCHANGE TRANSACTIONS. The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by a Fund.

As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above. The Fund will not attempt to hedge all of its foreign portfolio positions.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

CURRENCY FUTURES. The Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See the sub-section entitled "Futures." Currency futures involve substantial currency risk, and also involve leverage risk.

CURRENCY OPTIONS. The Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

LIMITATIONS ON CURRENCY HEDGING. The Fund will not speculate in Currency Instruments although the Fund may use such instruments to seek to enhance returns. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Dryden Government Income Fund, Inc. 10

RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments have substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the Net Asset Value (NAV) of the Fund's shares, the NAV of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

RISK FACTORS INVOLVING DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Credit Risk - the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to a Fund.

Currency Risk - the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk - the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the

11

Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

FOREIGN INVESTMENT RISKS. The Fund may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk . Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as

Dryden Government Income Fund, Inc. 12

much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act.

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.

The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

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INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies, including exchange traded funds. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.)

Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the Securities and Exchange Commission under the 1940 Act.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

LIQUIDITY PUTS OR CALLS. A Fund may also purchase a permissible instrument or investment together with the right to resell or purchase the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and such a right to purchase is commonly known as a call. The aggregate price which a Fund pays for instruments with puts or calls may be higher than the price which otherwise would be paid for the instruments. The purpose of this practice is to permit a Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. A Fund may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. A Fund may choose to exercise calls during periods in which funds are available for investment. In determining whether to exercise puts or calls prior to their expiration date and in selecting which puts or calls to exercise in such circumstances, a Fund's investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or calls, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in a Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS . The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified item and price. See "Repurchase Agreements."

The Fund may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of

Dryden Government Income Fund, Inc. 14

prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

Mortgage-backed securities can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon fixed rate mortgages.

Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMs in which each Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Most mortgage-backed securities are issued by federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. The U.S. Treasury Department has contributed funds to each of Fannie Mae and Freddie Mac in exchange for senior preferred

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stock of the agencies. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the Federal Housing Finance Agency (FHFA), each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

MUNICIPAL SECURITIES. The Fund may, from time to time, invest in municipal bonds, which may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

The Fund may invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. The Fund may invest in municipal asset-backed securities, which are debt obligations, often issued through a trust or other investment vehicles that are backed by municipal debt obligations and accompanied by a liquidity facility. The Fund may invest in municipal securities with the right to resell such securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date. Such a right to resell is commonly referred to as a "put" or "tender option."

Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the OTC market.

The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.

Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Fund paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.

An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. See "Indexed and Inverse Securities."

REAL ESTATE RELATED SECURITIES. Although the Fund may not invest directly in real estate, the Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment by the Fund is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended

Dryden Government Income Fund, Inc. 16

vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; and investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its federal income tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code.

REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

SECURITIES LENDING . Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3 % of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay receiving additional collateral or in recovery and in some cases loss of all rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of the Fund. On termination ofthe loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's

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investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.

The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Fund is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund's records or with its Custodian.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or "IO" security) and the other to receive the principal payments (the principal only or "PO" security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

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STRUCTURED NOTES . The Fund may invest in structured notes. The values of the structured notes in which the Fund will invest may be linked to equity securities or equity indices or other instruments or indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

SUPRANATIONAL ENTITIES. The Fund may invest in debt securities of supranational entities. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

U.S. GOVERNMENT SECURITIES. The Fund may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares.

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association ("GNMA," or "Ginnie Mae"), the Farmers Home Administration, the Small Business Administration and securities guaranteed under FDIC's Temporary Liquidity Guarantee Program are backed by the full

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faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") are not backed by the full faith and credit of the U. S. government. Fannie Mae and Freddie Mac each may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the Federal Housing Finance Agency (FHFA), each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

The Fund may invest in debt securities that are guaranteed under the FDIC's Temporary Liquidity Guarantee Program ("TLGP"). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012 (or December 31, 2012, depending on when the debt was originally issued). This guarantee does not extend to shares of the Fund itself.

The Fund may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES . The Fund may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received phantom income annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed

Dryden Government Income Fund, Inc. 20

yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

INVESTMENT RESTRICTIONS

The investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Investment Company Act of 1940, as amended (the 1940 Act), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the Fund's outstanding voting securities," when used in this SAI, means with respect to the Fund, the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

The Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

6. Purchase any security if as a result more than 25% of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same group of industries, except for defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government its agencies or instrumentalities.

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7. The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

For purposes of Investment Restriction 2, under the 1940 Act, the Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

For purposes of Investment Restriction 7, the Fund will currently lend up to 33 1/3 % of the value of its total assets.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Although not fundamental, the Fund has the following additional investment restrictions.

The Fund may not:

1. Make investments for the purpose of exercising control or management.

2. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition. The Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

In addition, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden Asset Allocation Funds (which are series of The Prudential Investment Portfolios, Inc., Registration Nos. 33-61997; 811-7343) may invest.

3. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

The Fund also follows the following additional non-fundamental investment policies:

  The Fund may invest up to 20% of its investable assets in privately issued asset-backed securities.

  Up to 20% of the Fund's investable assets may be committed to investments other than U.S. Government securities.

  The Fund may, under normal circumstances, invest up to 20% of its investable assets in high-quality money market instruments, including commercial paper of domestic companies, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks.

  The Fund may invest in foreign securities (including securities issued by foreign governments, supranational organizations, foreign branches of U.S. banks, or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or foreign currencies which may or may not be hedged to the U.S. dollar, as long as such securities are rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment), and only if, after making that investment, all such investments would make up less than 10% of the Fund's investable assets (determined at the time of investment).

  The Fund will not enter into foreign currency forward contracts to purchase or sell currency if, as a result, the net market value of all such contracts exceeds 20% of the Fund's net assets.

  The Fund may invest up to 15% of its investable assets in zero coupon U.S. Government securities.

Dryden Government Income Fund, Inc. 22

  The Fund may engage in short sales up to 25% of net assets (determined at the time of the short sale), as well as short sales "against-the-box." Short sales "against-the-box" are not subject to the 25% net asset limit. The Fund will cover short sales (other than short sales against-the-box) by segregating liquid assets on its records or with its custodian bank with a market value equal to the market value of the security sold short.

  The Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

  The Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owned by the Fund) is limited to 25% of its net assets.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about Fund Directors/Trustees (referred to herein as "Board Members") and Fund Officers is set forth below. Board Members who are not deemed to be "interested persons," as defined in the 1940 Act, are referred to as "Independent Board Members." Board Members who are deemed to be "interested persons" are referred to as "Interested Board Members." The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

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Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 61	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (56) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).
David E.A. Carson (74) Board Member Portfolios Overseen: 61	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People's Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 61	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 61	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).
Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 61	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 61	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Note to Independent Board Member Biography Table: Peter Bynoe, spouse of independent Board Member Linda Bynoe, is a partner in the law firm of DLA Piper. DLA Piper serves as Maryland counsel to the Fund, and DLA Piper has also been retained by various Prudential entities (other than Prudential Investments LLC) to provide legal counsel on matters unrelated to the Fund. Mr. Bynoe has not personally provided legal services to the Fund or Prudential, and it is not expected that he will do so in the future.

During each of the two most recently completed calendar years, the amounts paid by the Fund to DLA Piper did not exceed $120,000. During each of the two most recently completed calendar years, the amounts paid by Prudential entities to DLA Piper, in the aggregate, totalled approximately $3.6 million and $2.3 million during 2008 and 2007, respectively.

Interested Board Members (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 61	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Dryden Government Income Fund, Inc. 24

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 147	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

1 The year that each Board Member joined the Fund's Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

1 The year that each individual became a Fund officer is as follows:
Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Grace C. Torres, 1996; Valerie M. Simpson, 2007; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Noreen M. Fierro, 2006; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

  Board Members are deemed to be "Interested," as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

  Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

  There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

  "Other Directorships Held" includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the Exchange Act) (that is, "public companies") or other investment companies registered under the 1940 Act.

  "Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Funds, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.

Compensation of Board Members and Officers. Pursuant to a Management Agreement with each Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Board Members.

Each Fund pays each of its Independent Board Members annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual

Dryden Government Income Fund, Inc. 26

compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.

Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, a Fund accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. A Fund's obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of the Fund. No Fund has a retirement or pension plan for its Board Members.

The following table sets forth the aggregate compensation paid by the Fund for the most recently completed fiscal year to the Independent Board Members for service on the Fund Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from PI-managed funds and therefore are not shown in the following table.

Compensation Received by Independent Board Members
Name***	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Kevin J. Bannon(1)	$2,367	None	None	$90,000 (36/62)*
Linda W. Bynoe**	$3,580	None	None	$187,500 (36/62)*
David E.A. Carson	$3,633	None	None	$188,000 (36/62)*
Michael S. Hyland(1)	$2,347	None	None	$89,000 (36/62)*
Robert E. La Blanc	$3,480	None	None	$179,000 (36/62)*
Douglas H. McCorkindale**	$3,480	None	None	$179,000 (36/62)*
Stephen P. Munn(1)	$2,367	None	None	$90,000 (36/62)*
Richard A. Redeker	$3,887	None	None	$190,000 (36/62)*
Robin B. Smith**	$3,883	None	None	$202,500 (36/62)*
Stephen G. Stoneburn**	$3,480	None	None	$179,000 (36/62)*
Clay T. Whitehead(2)	$1,063	None	None	$87,000 (-/-)*

(1) Board Member effective as of July 1, 2008.
(2) Mr. Whitehead retired from the Board effective as of July 1, 2008.

Explanatory Notes to Board Member Compensation Table

*Shows number of funds/portfolios in existence as of the most recently completed calendar year, excluding funds that have merged into another fund or liquidated during the year.
**Although the last column shows the total amount paid to Board Members from the PI-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Board Members, in total, or in part, under the Funds' deferred fee agreement. The losses in 2008 on amounts deferred through the end of the most recently completed calendar year amounted to $293,639, $1,042,213, $1,555,430 and $315,562 for Ms. Bynoe, and Messrs. McCorkindale and Stoneburn and Ms. Smith, respectively.
***Board Members and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from the Fund and therefore are not shown in the compensation table.

Board Committees. The Board has established three standing committees in connection with governance of the Fund—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee:
The Audit Committee consists of Messrs. Carson (Chair), La Blanc, Bannon, and Munn, and Ms. Bynoe and Ms. Smith (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund(s)' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public

27

accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.

Nominating and Governance Committee:
The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. McCorkindale, Mr. Stoneburn, Mr. Hyland, and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.

JennisonDryden and Target Investment Committees:
In September 2005, the Board of each Fund in the Prudential retail mutual funds complex formed joint committees to review the performance of each Fund in the fund complex. The JennisonDryden Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target Investment Committee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each Committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two Committees. In addition, Ms. Rice and Mr. Gunia, the two Interested Board Members, each sit on a Committee.

The JennisonDryden Investment Committee consists of Mses. Bynoe (Chair) and Rice and Messrs. Carson, Bannon, La Blanc and Munn. The Target Investment Committee consists of Messrs. Gunia, Hyland, McCorkindale, Redeker, Stoneburn (Chair) and Ms. Smith (ex-officio). The number of JennisonDryden and Target Investment Committees held during the Fund's most recently completed fiscal year is set forth in the table below.

Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case in care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person." Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed

Dryden Government Income Fund, Inc. 28

under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Board Committee Meetings (for most recently completed fiscal year)
Fund Name	Audit Committee	Nominating & Governance Committee	JennisonDryden Invesment Committee
Dryden Government Income Fund	4	4	3

Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PI-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.

Board Member Share Ownership: Independent Board Members
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Kevin J. Bannon	-	None
Linda W. Bynoe	-	Over $100,000
David E.A. Carson	-	Over $100,000
Michael S. Hyland	-	None
Robert E. La Blanc	-	Over $100,000
Douglas H. McCorkindale	-	Over $100,000
Stephen P. Munn	-	Over $100,000
Richard A. Redeker	-	Over $100,000
Robin B. Smith	-	Over $100,000
Stephen G. Stoneburn	-	Over $100,000
Board Member Share Ownership: Interested Board Members
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Judy A. Rice	-	Over $100,000
Robert F. Gunia	($1-$10,000)	Over $100,000

None of the Independent Board Members, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund(s) or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund(s) as of the most recently completed calendar year.

Shareholder Communications with Board Members. Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o the Fund, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

MANAGEMENT & ADVISORY ARRANGEMENTS

Manager. The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the JennisonDryden and Strategic Partners mutual funds. See "How the Funds are Managed" in the Fund's Prospectus. As of February 28, 2009, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $71.9 billion.

PI is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden and

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Strategic Partners mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

Pursuant to a Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian (the Custodian) and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

  the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Board Members;

  all expenses incurred by the Manager or a Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

  the fees, costs and expenses payable to any investment subadviser(s) pursuant to a Subadvisory Agreement(s) between PI and such investment subadviser(s).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses:

  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;

  the fees and expenses of Independent Board Members;

  the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;

  the charges and expenses of the Fund's legal counsel and independent auditors;

  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;

  all taxes and corporate fees payable by the Fund to governmental agencies;

  the fees of any trade associations of which the Fund may be a member;

  the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;

  the cost of fidelity, directors and officers and errors and omissions insurance;

  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;

  allocable communications expenses with respect to investor services and all expenses of shareholders' and Board meetings and of preparing, printing and mailing reports and notices to shareholders; and

  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Dryden Government Income Fund, Inc. 30

Fees payable under the Management Agreement are computed daily and paid monthly. The table below sets forth the applicable fee rate and the management fees received by PI from the Fund for the indicated fiscal years.

Management Fees Paid by the Fund
Fund Name	Fee Rate	2009	2008	2007
Dryden Government Income Fund, Inc.	0.50 of 1% of the Fund's average daily net assets up to $1 billion; 0.45 of 1% on next $1 billion; 0.35 of 1% on next $1billion; 0.30 of 1% over $3 billion	$3,871,409	$4,172,811	$4,674,138

Subadviser. PI has entered into a Subadvisory Agreement with the Fund's investment subadviser(s) (Subadviser). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of each Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with the Fund's investment objectives, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services.

As discussed in the Prospectus, PI employs the Subadviser under a "manager of managers" structure that allows PI to replace the Subadviser or amend a Subadvisory Agreement without seeking shareholder approval. The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by a Fund, PI, or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable fee rate and the approximate subadvisory fees received by the Subadviser from PI for the indicated fiscal years:

Subadvisory Fees Paid by PI
Fee Rate	2009	2008	2007
0.25 of 1% of the Fund's average daily net assets up to $1 billion; 0.2138 of 1% of the next $1 billion; 0.1575 of 1% of the next $1 billion; 0.1275 of 1% over $3 billion	$1,935,704	$2,086,406	$2,337,106

Additional Information About the Portfolio Managers -- Other Accounts and Fund Ownership. The following table sets forth information about the Fund and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund's most recently completed fiscal year. The table shows, for each portfolio manager, the number of accounts managed and the approximate total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of the Fund beneficially owned by the Portfolio Managers as of the Fund's most recently completed fiscal year.

Portfolio Managers: Information About Other Accounts
Portfolio Managers	Registered Investment Companies/ Total Assets(thousands)	Other Pooled Investment Vehicles/ Total Assets (thousands)	Other Accounts/ Total Assets (thousands)	Ownership of Fund Securities
Richard Piccirillo	13 Registered Investment Companies with $6.7 Billion in Total Assets Under Management	19 Other Pooled Investment Vehicles with $4.0 Billion in Total Assets Under Management 1 Other Pooled Investment Vehicles with $150.3 Million in total assets under Management	36 Other Accounts with $6.7 Billion in Total Assets Under Management 1 Other Account with $2.9 Million in Total Assets Under Management	None

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Robert Tipp	14 Registered Investment Companies with $3.9 Billion in Total Assets Under Management	20 Other Pooled Investment Vehicles with $3.9 Billion in Total Assets Under Management 2 Other Pooled Investment Vehicles with $49.0 Million in total assets under Management	43 Other Accounts with $19.6 Billion in Total Assets Under Management	None
Craig Dewling	1 Registered Investment Company with $442.7 Million in Total Assets Under Management	9 Other Pooled Investment Vehicles with $708.8 Million in Total Assets Under Management 2 Other Pooled Investment Vehicles with $116.4 Million in Total Assets Under Management	18 Other Accounts with $1.4 Billion in Total Assets Under Management	None

Additional Information About the Portfolio Managers -- Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and methods used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of a Fund's investments and investments in other accounts.

Prudential Investment Management, Inc.
Compensation

Compensation of Prudential Investment Management Inc., fixed income unit ("Prudential Fixed Income Management" or "PIM") investment professionals (which include portfolio managers and research analysts) includes a combination of base salary, a performance-based annual cash incentive bonus, and a long-term incentive grant. The incentive bonus and grant processes were recently revised as described below.

The base salary component is based on market data relative to similar positions within the industry as well as the past performance, experience, and responsibility of the individual. Investment professionals' annual cash incentive bonus is paid from an annual incentive pool. For 2008 forward, the size of the annual cash incentive pool will be based qualitatively and quantitatively on: 1) certain percentages of Prudential Fixed Income Management's total revenue and operating income; 2) the number of Prudential Fixed Income Management investment professionals receiving an incentive; and 3) a review of other qualitative and quantitative factors such as investment performance of portfolios relative to appropriate market peer groups or benchmarks, revenue from asset management fees, market-based data indicating compensation trends and levels of overall compensation in the asset management industry, and progress on business development initiatives. The long-term incentive grant for 2008 forward will be either restricted stock units of Prudential Financial or a combination of restricted stock units and stock options of Prudential Financial, depending on the level of the investment professional.

For 2006 and 2007, the size of the annual incentive pool was determined quantitatively based on three factors: 1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, 2) Prudential Fixed Income Management's business results as measured by financial indicators such as revenue growth, operating income growth and return on required equity, and 3) market-based data indicating trends and levels of overall compensation in the asset management industry in a given year. The long-term incentive grant for 2006 and 2007 was generally divided between restricted stock units of Prudential Financial and an award in the Prudential Fixed Income Management Long-Term Incentive Plan pursuant to which investment professionals received phantom stock, the value of which is based upon the three-year growth of certain portions of Prudential Fixed Income Management's asset management business. However, the growth of Prudential Fixed Income Management's management of affiliated mutual funds, retirement accounts, and other affiliated accounts were excluded from the phantom stock growth calculation and therefore not relevant to the value of the phantom stock.

Each investment professional's incentive compensation, including both the annual cash incentive bonus and the long-term incentive grant, is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of managed accounts.

Conflicts of Interest

PIM is an indirect, wholly-owned subsidiary of Prudential Financial. PIM is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PIM's portfolio managers are often responsible for

Dryden Government Income Fund, Inc. 32

managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Prior to 2008, a portion of PIM Fixed Income's long-term incentive grant included phantom stock units, the value of which reflected the three-year growth of certain portions of PIM Fixed Income's asset management business. The calculation of growth did not include the growth of PI-managed mutual funds. A portfolio manager may have faced a conflict of interest given that a piece of his or her long-term compensation was not affected by the growth of PI-managed mutual funds, including this fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM's relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. This can occur particularly with respect to fixed income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information. PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM's fixed income unit has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

PIM may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.

Large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

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PIM and its affiliates manage certain funds, including hedge funds, that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

For example, the accounts may at times be precluded from taking positions over-weighted versus an index in securities and other instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there may be limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Prudential Financial and the general account of The Prudential Insurance Company of America (PICA) may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PIM's client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Fund assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

OTHER SERVICE PROVIDERS

Custodian. The Bank of New York Mellon Corporation (BNY), One Wall Street, New York, New York 10286, serves as Custodian for Fund portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent. Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Fund and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

PNC Global Investment Servicing (U.S.) Inc. (PNC) serves as sub-transfer agent to the Fund. PMFS has contracted with PNC, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate PNC for such services.

For the most recently completed fiscal year, the Fund incurred the following approximate fees for services provided by PMFS:

Fees Paid to PMFS
Fund Name	Amount
Dryden Government Income Fund	$462,000

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as independent registered public accounting firm for the fiscal years ended February 28/29, 2009, 2008, 2007, 2006, and 2005, and in that capacity will audit the annual financial statements for the next fiscal year.

INFORMATION ON SALES CHARGES & DISTRIBUTION-RELATED EXPENSES

Distributor. Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan, the Class C Plan, and the Class R Plan, collectively, the Plans) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B, Class C and Class R shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed or paid for by the Fund.

Dryden Government Income Fund, Inc. 34

The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

Distribution expenses attributable to the sale of Class A, Class B, Class C and Class R shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the combined sales of Class A, Class B, Class C and Class R shares of the Fund, other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

The Class A, Class B, Class C and Class R Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Board Members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B, Class C Plan and Class R Plan or in any agreement related to the Plans (the Rule 12b-1 Board Members), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Board Members or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Board Members shall be committed to the Rule 12b-1 Board Members.

Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

In addition to distribution and service fees paid by the Fund under the Class A, Class B, Class C and Class R Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Class A Sales Charge and Distribution Expense Information. Under the Class A Plan, a Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Prospectus discusses any contractual or voluntary fee waivers that may be in effect. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans).

For the most recently completed fiscal year, the Distributor received payments under the Class A Plan. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the most recently completed fiscal year, the Distributor also received initial sales charges and proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class A Shares. The amounts received and spent by the Distributor are detailed in the tables below.

35

Class B and Class C Sales Charge and Distribution Expense Information . Under the Class B and Class C Plans, a Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares shall be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares up to $3 billion, .55 of 1% of the next $1 billion of such assets and .25 of 1% of such assets in excess of $4 billion (asset-based sales charge), shall be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares shall be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to .75 of 1% of the average daily net assets of the Class C shares (asset-based sales charge) shall be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.The Prospectus discusses any voluntary or contractual fee waivers that may be in effect. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

For the most recently completed fiscal year, the Distributor received payments under the Class B and C Plans. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class B and C shares. For the most recently completed fiscal year, the Distributor also received the proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class B and Class C shares. The approximate amounts received and spent by the Distributor are detailed in the tables below.

Class R Sales Charge and Distribution Expense Information . Under the Class R Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class R shares at an annual rate of up to .75 of 1% of the average daily net assets of the Class R shares. The Class R Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class R shares may be used as a service fee and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .75 of 1% of the average daily net assets of the Class R shares. There is no CDSC for the redemption of Class R shares. The Prospectus discusses any contractual or voluntary fee waivers that may be in effect. For the most recently complete fiscal year, the Distributor received payments under the Class R Plan. These amounts were expended primarily for payments of account servicing fees to financial advisors and other persons who sell Class R shares. The amounts received and spent by the Distributor are detailed in the tables below.

Payments Received by the Distributor
Dryden Government Income Fund	$ Amount Received
Class A Distribution and service (12b-1) fees	$1,521,335
Class A Initial Sales Charges	140,700
Class A Contingent Deferred Sales Charge (CDSC's)	2,200
Class B Distribution and service (12b-1) fees	447,378
Class B Contingent Deferred Sales Charges (CDSC's)	84,800
Class C Distribution and service (12b-1) fees	95,492
Class C Contingent Deferred Sales Charges (CDSC's)	8,100
Class R Distribution and service (12b-1) fees	6,642

For the most recently completed fiscal period, the Distributor spent approximately the following amounts on behalf of the Fund:

Amounts Spent by Distributor
Share Class	Printing & Mailing of Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*	Overhead Costs**	Total Amount Spent by Distributor
Class A	-	$1,443,984	$407,852	$1,851,836
Class B	$837	$193,942	$24,344	$219,123
Class C	$123	$96,542	$7,191	$103,856
Class R	$8	$2,213	$1,861	$4,082

* Includes amounts paid to affiliated broker/dealers.
**Including lease, utility and sales promotion expenses.

Fee Waivers and Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor may from time to time waive a portion of its distribution and service (12b-1) fees as described in the Prospectus. Fee waivers and subsidies will increase a Fund's total return.

Dryden Government Income Fund, Inc. 36

Payments to Financial Services Firms . As described in the Fund's Prospectus, the Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.

The list below includes the names of the firms (or their affiliated broker/dealers) that received from the Distributor revenue sharing payments of more than $10,000 in calendar year 2008 for marketing and product support of the Funds and other JennisonDryden and/or Strategic Partners funds as described above.

  1st Global Capital Corp.

  AIG Network

  Ascensus (formerly BISYS Retirement Services Inc.)

  Citigroup Global Markets, Inc. (Smith Barney)

  CitiStreet LLC

  Diversified Investment Advisors

  Expert Plan, Inc.

  Fidelity - Retirement Funds Network

  Fidelity Management Trust Company

  Financial Network Investment Corporation

  Fiserve Trust Company (TD Ameritrade)

  GWFS Equities, Inc.

  ING Financial Partners, Inc.

  J.P. Morgan Retirement Plan Services

  John Hancock Life Insurance Company (formerly The Manufacturers Life Insurance Company U.S.A.)

  Linsco/Private Ledger Corp. (LPL Financial Services)

  Merrill Lynch Retirement

  Merrill Lynch Pierce, Fenner & Smith

  Mid Atlantic Capital Corp. (SunGard Institutional Brokerage Inc.)

  Morgan Stanley ADP

  Morgan Stanley DW Inc.

  MSCS Financial Services LLC

  Multi-Financial Securities Corporation

  Nationwide Financial Services, Inc.

  NYLife Distributors, Inc.

  Oppenheimer & Co.

  Princeton Retirement Group, Inc.

  Principal Life Insurance Company

  Pruco Securities LLC

  Raymond James Financial Services, Inc.

  Security Benefit

  Standard Insurance Company

  T. Rowe Price Retirement Plan Services, Inc.

  UBS

  UVEST Financial Services Group, Inc.

  Wachovia Bank, N.A.

  Wachovia Securities LLC

COMPUTATION OF OFFERING PRICE PER SHARE

Under the current distribution arrangements between each Fund and the Distributor, Class A shares of a Fund are sold at NAV plus the maximum initial sales charge indicated below, and Class B, Class C, Class R and Class Z shares of a Fund are sold at NAV. Using the NAV as of the most recently completed fiscal year, the maximum offering prices of Fund shares are as follows:

Offering Price Per Share
Class A
NAV and redemption price per Class A share	$8.78

37

Maximum initial sales charge	.41
Maximum offering price to public	$9.19
Class B
NAV, offering price and redemption price per Class B share	$8.79
Class C
NAV, offering price and redemption price per Class C share	$8.80
Class R
NAV, offering price and redemption price per Class R share	$8.79
Class Z
NAV, offering price and redemption price per Class Z share	$8.76

Explanatory Notes to Table:

Class A, Class B and Class C shares are subject to a contingent deferred sales charge (CDSC) on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund — How to Sell Your Shares — Contingent Deferred Sales Charge" in the Prospectus.

PORTFOLIO TRANSACTIONS & BROKERAGE

The Fund has adopted a policy pursuant to which the Fund and its Manager, Subadviser(s) and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. Each Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits a Fund, the Manager and the Subadviser(s) to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of a Fund and is not influenced by considerations about the sale of Fund shares. For purposes of this section, the term "Manager" includes the Subadvisor.

The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter market (OTC), securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the OTC market with Wachovia Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves Wachovia Securities acting as principal with respect to any part of the Fund's order.

In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research-related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research

Dryden Government Income Fund, Inc. 38

compilations, statistical and economic data, computer databases, quotation equipment and services, research-oriented computer software and services, reports concerning the performance of accounts, valuations of securities, investment-related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, Wachovia Securities may act as a broker or futures commission merchant for the Fund. In order for an affiliate of the investment adviser or Wachovia Securities (or an affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Exchange Act, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon Wachovia Securities by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The table(s) below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Wachovia Securities (or any affiliate) for the indicated fiscal periods:

Brokerage Commissions Paid by the Fund ($) (Fiscal years ended February 28/29)
Dryden Government Income Fund	2009	2008	2007
Total brokerage commissions paid by the Fund	$95,258	$100,448	$63,867
Total brokerage commissions paid to Wachovia Securities	None	None	None
Percentage of total brokerage commissions paid to Wachovia Securities	None	None	None
Total brokerage commissions paid to Prudential Equity	None	None	None
Percentage of total brokerage commissions paid to Prudential Equity	None	None	None

The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of the most recently completed fiscal period. As of the most recently completed fiscal year, the Fund held the following securities of its regular brokers and dealers.

Broker-Dealer Securities Holdings ($) (as of most recently completed fiscal year)

39

	Equity or Debt	Amount
MORGAN STANLEY & CO., INC.	Debt	$28,966,416
CITIGROUP GLOBAL MARKETS, INC.	Debt	20,489,139
JPMORGAN CHASE & CO.	Debt	14,244,140
MERRILL LYNCH & CO., INC.	Debt	4,071,707
GREENWICH CAPITAL MARKETS, INC.	Debt	3,127,752

ADDITIONAL INFORMATION

Fund History. The Fund was organized under the laws of Maryland on April 8, 1983. The Fund's Board of Directors (the Board) approved changing the name of the Fund to Dryden Government Income Fund, Inc., effective June 30, 2003.

Description of Shares and Organization. The Fund is authorized to issue 2.5 billion shares of common stock, $.01 par value per share, divided into five classes, designated Class A, Class B, Class C, Class Z and Class R common stock. Of the authorized shares of common stock of the Fund, 500 million shares consist of Class A common stock, 500 million shares consist of Class B common stock, 500 million shares consist of Class C common stock, 500 million shares consist of Class Z common stock and 500 million shares consist of Class R common stock. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) only Class B shares have a conversion feature. Class Z and Class R shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

The Board may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

Dryden Government Income Fund, Inc. 40

PRINCIPAL SHAREHOLDERS

To the knowledge of the Fund, the following persons/entities owned beneficially or of record 5% or more of Fund shares as of the date indicated:

Principal Fund Shareholders (as of April 30, 2009)
Shareholder Name	Address	Share Class	No. of Shares / % of Class
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	B	348,556/8.82%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	C	420,028/20.77%
Pims/Prudential Retirement As Nominee For TTEE/Cust Pl 300 Sheet Metal Workers Local 36	301 South Ewing Ave Saint Louis, MO 63103	Z	2,034,257/16.68%
Pims/Prudential Retirement As Nominee for TTEE/Cust PL 326 Farm Fresh Retirement Savings	PO Box 990 Minneapolis, MN 55440	Z	730,132/5.99%
Jennison Dryden Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz	100 Mulberry Street Gateway Center #2, 4th Floor Newark, NJ 07102	Z	1,560,192/12.80%
Jennison Dryden Conservative Allocation Fund Attn: Ted Lockwood/Stacie Mintz	100 Mulberry Street Gateway Center #2, 4th Floor Newark, NJ 07102	Z	1,874,290/15.37%
Pims/Prudential Retirement As Nominee for TTEE/Cust Pl 105 Global Imaging Systems	3820 Northdale Blvd Tampa, FL 33624	Z	879,692/7.21%
Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit Of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	R	29,851/11.79%
Council trust Co C/F Charlie Browns 401(k) Saving Plan	1251 WaterFront Pl Pittsburgh, PA 15222	R	16,535/6.53%
Pims/Prudential Retirement As Nominee for TTEe/Cust Pl 006 Prudential SmartSolution IRA	200 Wood Avenue Iselin, NJ 08830	R	170,843/67.50%
ADP Retirement Plans/MSDW 401(k) Plan Product State Street Bank & Trust Trustee	1 Lincoln Street Boston, MA 02111	R	29,949/11.83%

As of the date above, the Board Members and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock or shares of beneficial interest, as applicable, of the Fund.

FINANCIAL STATEMENTS

The financial statements for Dryden Government Income Fund, Inc. for the fiscal year ended February 28, 2009, incorporated in this SAI by reference to the 2009 annual report to shareholders (File No. 811-3712), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm.

You may obtain a copy of the annual report at no charge by request to the Fund by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

41

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Share Classes. A Fund may offer shares of one or more classes to investors. Not every Fund may offer every share class described in this SAI, and investors should consult their Fund's prospectus for specific information concerning the share classes that are available to them.

Shares of a Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge (if applicable) which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares, in certain circumstances). Class Z, Class Y and Class R shares of a Fund are offered to a limited group of investors at NAV without any sales charges.

Certain Funds may also offer additional or different classes of shares, including Class F, Class I, Class L, Class M, Class X and Class R shares. Specific information with respect to these share classes is set forth in the applicable Fund's prospectus and SAI.

For more information, see "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.

Purchase by Wire. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, Fund name, class election (if applicable), dividend distribution election, amount being wired and wiring bank. PMFS will also furnish you with instructions for wiring the funds from your bank to the Fund's custodian.

If you arrange for receipt by the custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire the Fund's custodian directly and should be sure that the wire specifies the Fund name, the share class to be purchased, your name and individual account number. You do not need to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.

Issuance of Fund Shares for Securities. Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's Manager.

Multiple Accounts. An institution may open a single master account by filing an application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in the relevant Prospectus under "How to Buy and Sell Shares of the Fund—How to Buy Shares" are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.

Reopening an Account. Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application, at any time during the calendar year the account is closed, provided that the information on that application is still applicable.

Restrictions on Sale of Fund Shares. A Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except at times (1) when the New York Stock Exchange (the NYSE) is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Dryden Government Income Fund, Inc. 42

Redemption in Kind. The Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission and procedures adopted by the Board of Directors. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described under "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus, may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor, your broker or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings.

Sale of Shares. You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (CDSC), as described in "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually, 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, Rhode Island 02940, to the Distributor or to your broker.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940, to the Distributor or to your broker.

Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 7 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

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Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $500 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund—Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS.

Involuntary Redemption . If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. The involuntary sale provisions do not apply to: (i) an IRA or other qualified or tax-deferred retirement plan or account, (ii) Automatic Investment Plan ("AIP") accounts, employee savings plan accounts or payroll deduction plan accounts, (iii) accounts with the same registration associated with multiple share classes within the Fund, or (iv) clients with assets more than $50,000 across the Strategic Partners and JennisonDryden families of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors. For more information, see "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

Small Account Maintenance Fee. In order to offset the disproportionate effect (in basis points) of expenses associated with servicing small balance accounts, if the value of your Class A, B or C shares is less than $2,500, a $15 annual small account maintenance fee will be deducted from your account. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans (including SIMPLE IRA plans, profit-sharing plans, money purchase pension plans, Keogh plans, defined compensation plans, defined benefit plans and 401(k) plans), (v) AIP accounts or employee savings plan accounts, (vi) accounts with the same registration associated with multiple share classes within the Fund, or (vii) clients with assets of more than $50,000 across the Strategic Partners and JennisonDryden families of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors. For more information, see "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

90 Day Repurchase Privilege . If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge (CDSC). Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent. In the case of (ii), we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period (or a four-year period in the case of Short-Term Corporate Bond Fund, Inc.). Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares (or four years in the case of Short-Term Corporate Bond Fund, Inc. Class B shares), and 12 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed.

Dryden Government Income Fund, Inc. 44

Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. The CDSC will be calculated from the date of the initial purchase, excluding the time shares were held in Class B, Class F or Class C shares of a money market fund. See "Exchange Privileges" below.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B and Class F shares (four years in the case of Dryden Short-Term Bond Fund, Inc.) and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of CDSC – Class A Shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent. In the case of (ii), we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds.

Waiver of CDSC – Class B and Class F Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2 . The distribution form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent you exchange your shares for shares of other JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund. See "Shareholder Services – Exchange Privileges," below, for more information regarding the Exchange Privilege.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Board Members of the Fund.

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You must notify PMFS either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC and provide PMFS or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of CDSC – Class C Shares. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential Retirement at (800) 353-2847.

Automatic Conversion of Class B, Class F, Class M and Class X Shares. Class B, Class F, Class M and Class X shares will automatically convert to Class A shares on a quarterly basis approximately seven years (five years in the case of Dryden Short-Term Corporate Bond Fund), seven, eight years and ten years, respectively, after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

The number of Class B, Class F, Class M and Class X shares eligible to convert to Class A shares will be the total number of shares that have completed their Class B, Class F, Class M and Class X aging schedule (including any time spent at 0% liability), plus all shares acquired through the reinvestment of dividends for Class B and Class F shares and a proportionate number of shares acquired through reinvestment of dividends for Class M and Class X shares.

For purposes of determining the number of Eligible Shares, if the Class B, Class F, Class M and Class X shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.), seven years (Class F shares), eight years (Class M shares) and ten years (Class X shares) before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.), seven years (Class F shares), eight years (Class M shares) and ten years (Class X shares) from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B, Class F, Class M and Class X shares, the per share NAV of the Class A shares may be higher than that of the Class B, Class F, Class M and Class X shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B, Class F, Class M and Class X shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B, Class F, Class M and Class X shares previously exchanged for shares of a money market fund, the time period during which such shares were held in a money market fund will be excluded for the Class B and Class F shares. For example, Class B and Class F shares held in a money market fund for one year would not convert to Class A shares until approximately eight years. Class B, Class F, Class M and Class X shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchaser of such shares.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class F, Class C, Class I, Class L, Class M, Class X, Class R, Class Y and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event for federal income tax purposes. The conversion of Class B, Class F, Class M and Class X shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B, Class F, Class M and Class X shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the tax consequences of the conversion or exchange of shares.

NET ASSET VALUE

The price an investor pays for each share is based on the share value. A Fund's share value--known as the net asset value per share or NAV--is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing a Fund's NAV, the Fund will value the

Dryden Government Income Fund, Inc. 46

Fund's futures contracts generally 15 minutes after the close of regular trading on the NYSE. A Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and NASDAQ System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the NASDAQ Market are valued at the NASDAQ Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of a Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Subadviser, Adviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Adviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager may determine that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Fund's Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification.

Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining

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maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Subadviser or Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

As long as a Fund declares dividends daily, the net asset value of each class of shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

SHAREHOLDER SERVICES

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. Share certificates are no longer to be issued for shares of the Fund. The Fund makes available to its shareholders the following privileges and plans:

Automatic Reinvestment of Dividends and/or Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or the proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privileges. Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for federal income tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds, the shares of which may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificated form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither a Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through a brokerage firm, you must exchange your shares by contacting your financial adviser.

Dryden Government Income Fund, Inc. 48

If you hold share certificates, the certificates must be returned in order for the shares to be exchanged. See "Purchase, Redemption and Pricing of Fund Shares—Sale of Shares" above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

Class A shares: Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege: Dryden Government Securities Trust (Money Market Series); and MoneyMart Assets, Inc. (Class A shares).

Class B, Class C and Class F shares: Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, and Class F shareholders may exchange their Class F shares for Class B shares of certain other JennisonDryden or Strategic Partners mutual funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange, excluding any time Class B, Class C or Class F shares were held in a money market fund.

Class B, Class C and Class F shares of a Fund may also be exchanged for shares of MoneyMart Assets, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. For purposes of calculating the seven year holding period applicable to the Class B and Class F conversion feature, the time period during which Class B and Class F shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C or Class F exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C or Class F shares of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C or Class F exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C or Class F shares of other funds without being subject to any CDSC.

Class Z shares: Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Pruco Securities, LLC or another broker that they are eligible for this special exchange privilege.

Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Wachovia Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service ( i.e. , voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Transfer Agent, the Distributor or your broker. The special exchange privilege may be modified, terminated or

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suspended on sixty days' notice, and any Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Automatic Investment Plan (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A and Class L (in certain instances), Class B, Class C, Class F, Class M or Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In the case of shares held through the Transfer Agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares of the Fund at NAV in order for the shareholder to participate in the plan.

The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain instances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Mutual Fund Programs. From time to time, a Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

Tax-Deferred Retirement Programs. Various tax deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

TAXES, DIVIDENDS AND DISTRIBUTIONS

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The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax adviser concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company . Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net tax-exempt income and investment company taxable income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. If a Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward will be set forth at the end of this section.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as such term is defined in the Code).

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than United States government securities or securities of other regulated investment companies), or two or more issuers (other than securities of other regulated investment companies) of which the Fund owns 20% or more of the voting stock and which are engaged in the same, similar or related trades or businesses or (y) one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any year a Fund does not qualify as a regulated investment company, or fails to meet the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) for taxable years beginning prior to January 1, 2011, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be subject to taxation on any net built-in-gains (i.e., the excess of the aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) recognized for a period of ten years, or, under certain circumstances, may have to recognize and pay tax on such net built-in-gain, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax on Regulated Investment Companies . A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment

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company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments . Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. A Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the Distribution Requirement. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.

Gains or losses on sales of stock or securities by a Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.

If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.

Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund's hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary

Dryden Government Income Fund, Inc. 52

income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the Distribution Requirement. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to satisfy the Distribution Requirement.

Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the Distribution Requirement referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions from current earnings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

A Fund may make investments in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

A Fund may invest in real estate investment trusts ("REITs"). Such Fund's investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive.

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Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will be subject to an excise tax equal to 100% of such unrelated business taxable income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Fund Distributions . Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15% and a maximum rate of 20% thereafter. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Dividends paid by a Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Dividends paid by a Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, are generally exempt from income tax in that state. However, income from municipal securities from other states generally will not qualify for tax-free treatment. The U. S. Supreme Court ruled on May 19, 2008 that cities and states may continue to provide a tax exemption for interest on in-state municipal bonds while taxing interest on out-of-state bonds.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund will not be deductible for U.S. federal income tax purposes to the extent it relates to exempt-interest dividends received by a shareholder. If a shareholder receives exempt interest dividends with respect to any share of a Fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the

Dryden Government Income Fund, Inc. 54

hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. In addition, the receipt of dividends and distributions from a Fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to the federal "branch profits" tax, or the federal "excess net passive income" tax. A Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long -term capital gain over net short -term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below. Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares . A shareholder will generally recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund or substantially identical stock or securities within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares (1) pursuant to a reinvestment right received upon the purchase of the original shares and (2) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing gain or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain dividends received on (or undistributed long-term capital gains credited with respect to) such shares.

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum federal income tax rate of 15%, and thereafter at a maximum 20% rate, where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding . A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a portion of all dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided the Fund with either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service ("IRS") for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

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If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Shareholders. Dividends paid to a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, net capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

The foregoing applies when the foreign shareholder's income from a Fund is not effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividend income, net capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Foreign shareholders of a Fund must generally treat a distribution attributable to a Fund's sale of a REIT or other U.S. real property holding corporation as real property gain if 50% or more of the value of a Fund's assets is invested in REITs and other U.S. real property holding corporations. The Fund is required to withhold a 35% tax on a distribution to a foreign shareholder attributable to real property gain, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and create a branch profits tax liability for foreign corporate shareholders. Under a de minimis exception to this rule, if the foreign shareholder has not held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving real property gain. After December 31, 2009, a distribution from a Fund will be treated as attributable to a U.S. real property interest only if such distribution is attributable to a distribution received by a Fund from a REIT. There are also certain additional restrictions regarding the use of wash sales and substitute payments.

Disposition of Fund shares by foreign shareholders will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of a Fund's assets are invested in REITs and other U.S. real property holding corporations, the Fund is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition. After December 31, 2009, the same rule will apply to dispositions of Fund shares by foreign shareholders but without regard to whether the Fund is domestically controlled.

Provided that 50% or more of the value of a Fund's stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2009, in redemption of a foreign shareholder's shares of the Fund will cause the Fund to recognize gain. If a Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund's adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2010, distributions that a Fund designates as "short-term capital gains dividends" or

Dryden Government Income Fund, Inc. 56

"long-term capital gains dividends" may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

Foreign Taxes. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "general" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met at both the Fund and the shareholder levels.

A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

State and Local Tax Matters. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gains distributions from regulated investment companies and other items may differ from federal income tax rules. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

A Fund's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. A Fund's annual and semi-annual reports are posted on the Fund's website at www.jennisondryden.com (for the JennisonDryden Funds) or at www.prudential.com (for certain other funds advised by Prudential Investments LLC). A Fund's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters, and may be accessed at www.sec.gov.

A Fund generally posts on its website a detailed list of the Fund's portfolio holdings as of the end of each calendar month within approximately 30 days following the end of the month. A Fund's detailed list of portfolio holdings will generally remain available on the Fund's website for approximately one month, at which time the list will be replaced. In addition, a Fund may also release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website and will generally be available for viewing until

57

replaced at the end of the subsequent quarter.

Portfolio holdings information which appears on a Fund's website may also be made available in printed form.

When authorized by a Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above.

The Fund has entered into ongoing arrangements to make available information about the Fund's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Fund's shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail, staleness). The request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Fund's custodian bank(s).

As of the date of this SAI, each Fund will provide:

1. Traditional External Recipients/Vendors

  Full holdings on a daily basis to RiskMetrics Group and Broadridge Financial Solutions, Inc. (proxy voting administrator / agents) at the end of each day;

  Full holdings on a daily basis to RiskMetrics Group (securities class action claims administrator) at the end of each day;

  Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;

  Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

  Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;

  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

  Full holdings on a daily basis to FactSet Reasearch Systems Inc. and Lipper, Inc. (investment research providers) at the end of each day;

  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden and Strategic Partners Funds only);

  Full holdings on a daily basis to Electra Information Systems, Inc. (Target Portfolio Trust -- Small Capitalization Growth Portfolio -- securities managed by Ashfield only);

Dryden Government Income Fund, Inc. 58

  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Jennison Small Company Fund only);

  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Jennison Growth Fund and certain other selected JennisonDryden and/or Strategic Partners Funds only);

  Full holdings on a weekly basis to SG Constellation (a financing company) approximately one day after the end of the week (Strategic Partners Mutual Funds, Inc. only);

  Full holdings on a daily basis to Brown Brothers Harriman & Co (operations support) (Dryden Financial Services Fund only);

  Full holdings on a weekly basis to Investment Technology Group, Inc. (analytical service provider) (Dryden Financial Services Fund only); and

  Full holdings on a daily basis to State Street Bank & Trust Company (operations service provider) (Dryden Financial Services Fund only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by a Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over a Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that a Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

PROXY VOTING

The Board has delegated to each Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. Each Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to each Fund's Subadviser(s) the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30 is available on the Fund's website and on the Commission's website at www.sec.gov.

A summary of the proxy voting policies of the Subadviser(s) is set forth in the Appendix to this SAI.

CODES OF ETHICS

The Board of Directors of each Fund has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments

59

and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

APPENDIX I: DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note. ·

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

Dryden Government Income Fund, Inc. 60

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on funds employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

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  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceeding group.

FITCH RATINGS LTD.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

International Short-Term Credit Ratings

F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.

Dryden Government Income Fund, Inc. 62

Plus (+) or Minus (-): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

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APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISER

Prudential Investment Management, Inc. (PIM)

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (PIM) is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units. Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below. A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit. In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income. As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors. This asset management unit invests primarily in real estate and real estate-related interests. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group. As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer's financial condition, long-and-short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.

Dryden Government Income Fund, Inc. 64

PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)(1) Articles of Restatement. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on April 30, 1996.

(2) Articles Supplementary. Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 14, 1999.

(3) Articles Supplementary. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

(4) Articles of Amendment. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

(5) Articles of Amendment and Restatement. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

(6) Articles Supplementary. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

(b) Amended and Restated By-laws of the Registrant dated November 16, 2004. Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 28, 2005.

(c) Instruments defining rights of holders of securities being offered. Incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 5, 1994.

(d)(1) Management Agreement between the Registrant and Prudential Investments LLC. Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 32 to Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on March 2, 2004.

(2) Subadvisory Agreement between Prudential Investments LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 32 to Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on March 2, 2004.

(e)(1) Distribution Agreement dated as of June 1, 1998 with Prudential Investment Management Services LLC. Incorporated by reference to Exhibit 7(b) to the Registration Statement on Form N-14 (File No. 333-64907) filed via EDGAR on October 30, 1998.

(2) Selected Dealer Agreement. Incorporated by reference to Exhibit 7(a) to the Registration Statement on Form N-14 (File No. 333-64907) filed via EDGAR on October 30, 1998.

(f) Not applicable.

(g)(1) Custodian Contract between the Registrant and The Bank of New York (BNY). Incorporated by reference to the Jennison 20/20 Focus Fund Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on April 3, 2006 (File No. 333-43491).

(2) Amendment to Custodian Contract between Registrant and BNY dated June 6, 2005. Incorporated by reference to the Jennison 20/20 Focus Fund Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on April 3, 2006 (File No. 333-43491).

(3) Amendmentdated December 27, 2007 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the JennisonDryden Portfolios Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(3) Customer Agreement between the Registrant and Goldman, Sachs & Co. Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 2, 1997.

(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(2) Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the JennisonDryden Portfolios Post - Effective Amendment No. 37 to the Registration statement of on Form N1-A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(3) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A as filed with the Commission on January 30, 2009 (File No. 33-50476).

(i) Opinion of Piper Rudnick LLP. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

(j) Consent of independent registered public accounting firm. *

(k) Not applicable.

(l) Purchase Agreement. Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 2, 1997.

(m)(1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to the Registration Statement on Form N-14 (File No. 333-64907) filed via EDGAR on September 30, 1998.

(2) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit m(2) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on April 29, 2002.

(3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to the Registration Statement on Form N-14 (File No. 333-64907) filed via EDGAR on September 30, 1998.

(4) Distribution and Service Plan for Class R Shares. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

(5) Rule 12b-1 fee waiver for Class A, C and R Shares. *

(n) Amended and Restated Rule 18f-3 Plan for Registrant. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-82976) filed via EDGAR on April 30, 2004.

(o) Not applicable.

(p)(1) Code of Ethics of the Registrant dated January 14, 2008, incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (33-15166) filed via EDGAR on July 31, 2008.

(2) Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager and Distributor, dated January 14, 2008, incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (33-15166) filed via EDGAR on July 31, 2008.

(q) Power of Attorney dated July 1, 2008. Incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (33-15166) filed via EDGAR on July 31, 2008.

___________________________________________________________________

* Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

None.

Item 25. Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Funds Articles of Restatement and of Article V of the Fund's By-Laws (Exhibit (b) to the Registration Statement), present and former officers, directors, employees and agents of the Registrant shall be indemnified by the Registrant against judgments, fines, settlements and expenses to the fullest extent authorized and in the manner permitted, by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances. Pursuant and subject to the provisions of Article VII of the Registrant's By-Laws, the Registrant shall indemnify each present and former director, officer, employee, and agent of the Registrant against, or advance the expenses of any such person for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.

Section 10 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) (formerly known as Prudential Investments Fund Management LLC) and Prudential Investment

Management, Inc. (PIM) (as a successor to The Prudential Investment Corporation), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 10 of the Management Agreement also holds PIFM liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Restatement, By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the Staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Under its Charter and By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

(1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(3) Such promise must be secured by a surety bond or other suitable insurance; and

(4) Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26. Business and other Connections of the Investment Adviser.

(a) Prudential Investments LLC (PI)

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission (File No. 801-31104), the text of which is hereby incorporated by reference.

(b) Prudential Investment Management, Inc. (PIM)

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.

Item 27. Principal Underwriters.

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Dryden Global Real Estate Fund, Prudential Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., JennisonDryden Portfolios, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., JennisonDryden Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS' sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York Mellon Corp. (BNY), One Wall Street, New York, New York, Prudential Investment Management, Inc., Gateway Center Two, Newark, NJ 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and Prudential Mutual Fund Services LLC (BNY), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY and PMFS.

Item 29. Management Services.

Other than as set forth under the captions "How the Fund is Managed-Manager", "-Investment Adviser" and "-Distributor" in the Prospectus and the captions "Management and Advisory Arrangements" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Registrant makes the following undertaking:

(a) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1993 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of April, 2009.

DRYDEN GOVERNMENT INCOME FUND, INC.

*Judy A. Rice

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Kevin J. Bannon	Director
* Linda W. Bynoe	Director
* David E. A. Carson	Director
* Robert F. Gunia	Director and Vice President
* Michael S. Hyland	Director
* Robert E. La Blanc	Director
* Douglas H. McCorkindale	Director
* Stephen P. Munn	Director
* Richard A. Redeker	Director
* Judy A. Rice	Director and President (Principal Executive Officer)
* Robin B. Smith	Director
* Stephen G. Stoneburn	Director
* Grace C. Torres	Treasurer and Principal Financial and Accounting Officer
*By: /s/ Claudia DiGiacomo Claudia DiGiacomo	Attorney-in-Fact	April 30, 2009

DRYDEN GOVERNMENT INCOME FUND, INC.

Exhibit Index

Exhibit	Description

No.

(j)	Consent of independent registered public accounting firm.

(m)(5)	Rule 12b-1 fee waiver for Class A, C and R Shares.